  SHIELDZONE CORPORATION
PRO FORMA COMBINED FINANCIAL STATEMENTS
SEPTEMBER 30, 2006
(UNAUDITED)

SHIELDZONE CORPORATION

SHIELDZONE CORPORATION
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
September 30, 2006

	Amerasia Khan Enterprises, Ltd.	Shieldzone Corporation
	September 30,	September 30,		Pro Forma Adjustments			Pro Forma
	2006	2006		Dr		Cr.	Balances
ASSETS	(Unaudited)	(Unaudited)
	(See note 1)
CURRENT ASSETS:
Cash	$35,828	$161,414	(4)	$500,000	(5)	$35,828	661,414
Accounts receivable, net	3,656	88,218		-	(5)	3,656	88,218
Inventories	-	77,067		-		-	77,067
Prepaid expenses	-	19,307		-		-	19,307
Advances due from officer and employees	2,771	2,096		-	(5)	2,771	2,096

Total Current Assets	42,255	348,102		500,000		42,255	848,102

PROPERTY AND EQUIPMENT, net	44,121	230,938		-	(5)	44,121	230,938

OTHER ASSETS:
Deposits	-	4,516		-		-	4,516
Intangible assets	-	2,340		-		-	2,340

Total Other Assets	-	6,856		-		-	6,856

Total Assets	$86,376	$585,896		$500,000		$86,376	$1,085,896

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable	$6,773	$116,097	(5)	$6,773		$-	$116,097
Accrued expenses	-	78,412		-		-	78,412
Stockholder advances	117,400	-	(5)	117,400		-	-
Settlement fees payable	-	62,500		-		-	62,500
Income tax payable	-	1,604		-		-	1,604
Deferred income tax liability, net	-	25,190		-		-	25,190
Sales returns liability	-	26,000		-		-	26,000

Total Current Liabilities	124,173	309,803		124,173		-	309,803

STOCKHOLDERS' EQUITY (DEFICIT):
Common stock ($.001 par value; 50,000,000 shares authorized;
9,000,000 shares issued and outstanding prior to merger;
16,203,572 shares shares issued and outstanding after merger)	9,000	76,000	(2)(3)	80,400	(1)(4)	11,604	16,204
Additional paid-in capital	169,753	25,000	(1)(3)	226,725	(2)(3)(4)(5)	616,768	584,796
Retained earnings (deficit)	(216,550)	175,093		-	(3)	216,550	175,093

Total Stockholders' Equity (Deficit)	(37,797)	276,093		307,125		844,922	776,093

Total Liabilities and Stockholders' Equity (Deficit)	$86,376	$585,896		$431,298		$844,922	$1,085,896

See accompanying notes to unaudited pro forma consolidated financial statements.

SHIELDZONE CORPORATION
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2006

	Amerasia Khan Enterprises, Ltd.	Shieldzone Corporation
	For the Six Months Ended September 30, 2006	For the Nine Months Ended September 30, 2006	Pro Forma Balances
	(Unaudited)	(Unaudited)	(Unaudited)

Net sales	$7,773	$1,978,533	$1,986,306

Cost of sales	14,412	537,375	551,787

Gross Profit	(6,639)	1,441,158	1,434,519

Operating Expenses:
Salaries and related taxes	-	669,895	669,895
Consulting fees	-	73,750	73,750
Advertising and marketing	-	269,689	269,689
Settlement expense	-	62,500	62,500
Other selling. general and administrative	29,653	350,331	379,984

Total Operating Expenses	29,653	1,426,165	1,455,818

Income (Loss) from Operations	(36,292)	14,993	(21,299)

Other income (expense):
Other expenses	-	(18,559)	(18,559)
Gain on sales of fixes assets	-	1,000	1,000
Interest income	-	5,819	5,819
Interest expense	(4,696)	-	(4,696)

Total Other Income (Expense)	(4,696)	(11,740)	(16,436)

Income (Loss) Before Income Taxes	(40,988)	3,253	(37,735)

Income tax benefit	-	13,464	13,464

Net Income (Loss)	$(40,988)	$16,717	$(24,271)

Net income (loss) per common share:
Basic and Diluted	$(0.00)	$0.00	$(0.00)

Weighted average shares outstanding:
Basic and Diluted	9,000,000	10,033,333	10,175,000

See accompanying notes to unaudited pro forma consolidated financial statements.

SHIELDZONE CORPORATION
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2006

	Amerasia Khan Enterprises, Ltd.	Shieldzone Corporation
	For the Year Ended March 31, 2006	For the Period from March 22, 2005 (Inception) to December 31, 2005	Pro Forma Balances
		(Unaudited)	(Unaudited)

Net sales	$7,548	$728,786	$736,334

Cost of sales	15,767	119,410	135,177

Gross Profit	(8,219)	609,376	601,157

Operating Expenses:
Salaries and related taxes	67,600	164,038	231,638
Bad debt	-	22,500	22,500
Other selling. general and administrative	42,658	180,557	223,215

Total Operating Expenses	110,258	367,095	477,353

Income (Loss) from Operations	(118,477)	242,281	123,804

Other income (expense):
Interest expense	(9,392)	(900)	(10,292)

Total Other Income (Expense)	(9,392)	(900)	(10,292)

Income (Loss) Before Income Taxes	(127,869)	241,381	113,512

Provision for income taxes	-	83,005	83,005

Net Income (Loss)	$(127,869)	$158,376	$30,507

Net income (loss) per common share:
Basic and Diluted	$(0.02)	$0.02	$0.00

Weighted avergae shares outstanding:
Basic and Diluted	7,400,000	10,000,000	10,000,000

See accompanying notes to unaudited pro forma consolidated financial statements.

SHIELDZONE CORPORATION
Introduction to Unaudited Pro Forma Combined Financial Statements

The following unaudited pro forma combined financial statements are presented to illustrate the estimated effects of our acquisition of Shieldzone Corporation (“Shieldzone”) (the “Share Exchange Transaction”), the cancellation of shares of our common stock held by certain shareholders, the distribution of certain assets and liabilities, and the receipt of net proceeds from the sale of common stock on our historical financial position and our results of operations. We have derived our historical financial data for the six months ended September 30, 2006 from our unaudited financial statements contained on Form 10-QSB as filed with the Securities and Exchange Commission and our historical financial data for the year ended March 31, 2006 from our audited financial statements contained on Form 10-KSB as filed with the Securities and Exchange Commission. We have derived Shieldzone’s historical financial statements as of September 30, 2006 and for the nine months ended September 30, 2006 from Shieldzone’s unaudited financial statements and Shieldzone’s historical financial statements for the year ended December 31, 2005 from Shieldzone’s audited financial statements contained elsewhere in this Form 8-K.

On February 8, 2007, we executed an Agreement and Plan of Merger (the “Merger Agreement”) by and between Amerasia Khan Ltd. and its wholly-owned subsidiary, SZC Acquisition Inc., a Nevada corporation (“Subsidiary”) on the one hand and ShieldZone on the other hand. Pursuant to the Merger Agreement, Subsidiary will be merged with and into ShieldZone, with Shieldzone surviving the merger. In consideration, the shareholders of ShieldZone received 10,175,000 shares of our common stock. We now carry on the operations of ShieldZone.

The acquisition of Shieldzone will be accounted for as a recapitalization of Shieldzone Corporation, a Utah corporation because on a post-merger basis, the former shareholders of Shieldzone held a majority of our outstanding common stock on a voting and fully-diluted basis. As a result, Shieldzone is deemed to be the acquirer for accounting purposes. Accordingly, the financial statement data presented are those of Shieldzone for all periods prior to the acquisition of Shieldzone on February 8, 2007, and the financial statements of the consolidated companies from the acquisition date forward.

The unaudited pro forma combined statements of operations for the nine months ended September 30, 2006 assume that the Exchange Transaction, cancellation of shares, distribution of certain assets and liabilities were consummated at the beginning of the period presented. The unaudited pro forma combined balance sheet as of September 30, 2006 assumes the Share Exchange Transaction, cancellation of shares, distribution of assets and liabilities were consummated on that date. The information presented in the unaudited pro forma combined financial statements does not purport to represent what our financial position or results of operations would have been had the Share Exchange Transaction, cancellation of shares, distribution of assets and liabilities occurred as of the dates indicated, nor is it indicative of our future financial position or results of operations for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Share Exchange Transaction and cancellation of shares.

The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances. These unaudited pro forma combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements and related notes of us and Shieldzone.

SHIELDZONE CORPORATION
Introduction to Unaudited Pro Forma Combined Financial Statements (continued)

Prior to February 8, 2007, we were in the business of marketing and selling, or renting, academic regalia, such as caps, gowns and stoles for use in college and high school ceremonies.  On February xx, 2007, we merged with Shieldzone and Shieldzone’s shareholders own the majority of the Company’s voting stock. To accomplish the Share Exchange, we issued an aggregate of 10,175,000 shares of our common stock in exchange for all of the issued and outstanding capital stock of Shieldzone.  The shares were issued pursuant to a claim of exemption under Section 4(2) of the Securities Act of 1933, as amended, for issuances not involving a public offering.

Pursuant to the terms of the Share Exchange Agreement, of the 9,000,000 common shares issued and outstanding prior to the merger, certain shareholders agreed to voluntarily cancel 4,400,000 of the common shares that they own.  Additionally, at closing, we sold 714,286 shares of common stock for proceeds of $250,000 and converted debt amounting to $250,000 for 714,285 shares of common stock.

After the Share Exchange, the Company will have 16,203,572 shares of common stock outstanding; Shieldzone shareholders will own 62.8% of our common stock (69% prior to a sale of 714,285 common shares simultaneous to the closing of the merger). Therefore, the closing of the Share Exchange will cause a change in control.

SHIELDZONE CORPORATION
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
September 30. 2006

[1]
The Share Exchange Transaction is deemed to be a recapitalization. In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, Amerasia Khan Ltd (the legal acquirer) is considered the accounting acquiree and Shieldzone (the legal acquiree) is considered the accounting acquirer. The combined financial statements of the combined entity will in substance be those of Shieldzone, with the assets and liabilities, and revenues and expenses, of Amerasia Khan Ltd. being included effective from the date of consummation of the Share Exchange Transaction.

[2]	To reflect the cancellation of shares of common stock in connection with the Share Exchange Transaction.
[3]	To recapitalize for the Share Exchange Transaction (or Recapitalization).
[4]	To reflect the sales of 714,285 shares of common stock at $.35 per share and to reflect the borrowing of $250,000 under a convertible note and then the conversion of the note into 714,286 shares of common stock.]
[5]	To reflect the distribution of certain assets and liabilities upon closing of the Share Exchange Transaction.

Unaudited pro forma adjustments reflect the following transaction:
1)
Additional paid in capital	10,175
Common stock, at par		10,175
To reflect the issuance of 10,175,000 shares of common stock in connection with the share exchange agreement.

2)
Common stock, at par	4,400
Additional Paid-in Capital		4,400
To reflect the cancellation of 4,400,000 shares of common stock in connection with the Share Exchange Transaction.

3)
Additional paid-in capital	216,550
Capital stock- Shieldzone	76,000
Retained earnings		216,550
Additional paid-in capital		76,000
To recapitalize for the Share Exchange Transaction (or recapitalization).

4)
Cash	500,000
Capital stock		1,429
Additional paid-in capital		498.571
To reflect the sales of 714,285 shares of common stock at $.35 per share and to reflect the borrowing of $250,000 under a convertible note and then the conversion of the note into 714,286 shares of common stock.

5)
Accounts payable and accrued expenses	6,773
Stockholder advances	117,400
Cash		35,828
Accounts receivable		3,656
Property and equipment		44,121
Advances due from officers		2,771
Additional paid-in capital		37,797
To reflect the distribution of certain assets and liabilities upon closing of the Share Exchange Transaction.